                                                                   EXHIBIT 10.23

                              PRIME RESPONSE, INC.



                            COMMON STOCK AND WARRANT
                               PURCHASE AGREEMENT



                                DECEMBER 6, 1999

                            COMMON STOCK AND WARRANT
                            ------------------------

                               PURCHASE AGREEMENT
                               ------------------

     THIS COMMON STOCK AND WARRANT PURCHASE AGREEMENT (the "Agreement") is made
                                                            ---------
as of the 6th day of December, 1999, by and between (i) Prime Response, Inc. (f/k/a Prime Response Group, Inc.), a Delaware corporation (the "Company") and
                                                                 -------
(ii) Andersen Consulting LLP, an Illinois limited liability partnership ("Andersen Consulting"), and AC Ventures B.V., a limited liability corporation
  -------------------
formed in the Netherlands ("AC Ventures", hereinafter referred to, together with
                            -----------
Andersen Consulting, as "AC").
                         --

     WHEREAS, the Company and Andersen Consulting desire to enter into certain marketing alliance and consulting arrangements with each other and, in connection therewith, are entering into a Marketing Agreement of even date herewith (the "Marketing Agreement"); and
               -------------------

     WHEREAS, as a condition precedent to entering into the Marketing Agreement, and vice versa, the Company and AC have agreed, among other things, to enter into the transactions contemplated by this Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Company and AC hereby agree as follows:

     1.  PURCHASE AND SALE OF PURCHASED SECURITIES.
         -----------------------------------------

          1.1  Sale and Issuance of Common Stock and Warrants.  Subject to the
               ----------------------------------------------
terms and conditions of this Agreement, at the Closing (as defined below), (a) AC Ventures agrees to purchase, and the Company agrees to sell and issue to AC Ventures, an aggregate of 570,409 shares (the "Purchased Shares") of the
                                               ----------------
Company's common stock, $0.01 par value per share (the "Common Stock"), at an
                                                        ------------
aggregate price of $4,000,000, and (b) Andersen Consulting agrees to purchase, and the Company agrees to sell and issue to Andersen Consulting, warrants to purchase an aggregate of 909,709 shares of Common Stock (the "Warrants"), at an
                                                              --------
initial exercise price per share equal to $7.01 and substantially in the form attached hereto as Exhibit A, and at the purchase price of $0.01. The Purchased
                   ---------
Shares and the Warrants shall hereinafter be referred to, collectively, as the "Purchased Securities".
 --------------------

          1.2  Closing.  Subject to the fulfillment of the conditions set forth
               -------
in Sections 5 and 6 below (or the waiver thereof by the appropriate party), the purchase and sale of the Purchased Securities and the consummation of the transactions set forth herein (the "Closing") shall take place at the offices of
                                    -------
Bingham Dana LLP, 150 Federal Street, Boston, Massachusetts 02110, at 10:00 A.M., on or before December 8, 1999 (the "Closing Date"), (the "Closing"),
                                          ------------          -------
provided, that if the Company fails to deliver the Final Audited Financial
--------
Statements (as defined in Section 5.10) on or before the Closing Date, the Closing Date may be unilaterally extended at the sole option and discretion of AC. At the Closing, the Company shall deliver to AC Ventures a certificate representing the Purchased Shares and to Andersen the Warrants against payment therefor by AC Ventures and Andersen by check or wire transfer to an account specified in writing by the Company (or, in the case of the Warrants, in cash).

     2.  Representations, Warranties and Covenants of the Company.  The Company
         --------------------------------------------------------
hereby represents, warrants and covenants to AC that:

          2.1  Organization and Authority.  The Company is a corporation duly
               ---------------------------
organized, validly existing, and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The minute books of the Company have been made available to AC for inspection and accurately record therein all corporate actions taken by the Board of Directors and stockholders of the Company.

          2.2  Corporate Power; Binding Effect.  The Company has all requisite
               --------------------------------
power and full legal right to execute and deliver this Agreement, and to perform all of its obligations hereunder in accordance with the terms set forth herein. This Agreement and the transactions contemplated hereby have been duly approved and authorized by all requisite corporate action on the part of the Company and its stockholders, and this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid, and binding obligation of the Company, enforceable against it in accordance with the terms set forth herein. The execution, delivery, and performance by the Company of this Agreement in accordance with the terms set forth herein, and the consummation by the Company of the transactions contemplated hereby, will not result (with or without the giving of notice or the lapse of time or both) in any conflict, violation, breach, or default, or the creation of any lien , security interest, option or other charge or encumbrance, or the termination, acceleration, vesting, or modification of any right or obligation, under or in respect of (x) the Certificate of Incorporation (as amended and in effect as of the date hereof) or by-laws of the Company, (y) any judgment, decree, order, statute, rule, or regulation binding on or applicable to the Company, or (z) any agreement or instrument to which the Company is a party or by which it or any of its assets is or are bound.

          2.3  Foreign Qualification.  The Company is duly qualified to do
               ----------------------
business and is in good standing as a foreign corporation in the Commonwealth of Massachusetts and, except as set forth in Schedule 2.3, in each jurisdiction in which the character of the properties owned or leased by the Company or the nature of its activities makes such qualification necessary, other than any jurisdictions in which the failure so to qualify or be in good standing would not, either in any case or in the aggregate, have a material adverse effect on the business, current prospects, results of operations or financial condition of the Company (a "Material Adverse Effect").
                -----------------------

          2.4  Subsidiaries.  Schedule 2.4 sets forth a list of all of the
               ------------   ------------
Subsidiaries
of the Company and, with respect to each Subsidiary, (a) the name of each stockholder or other holder of record or beneficial owner of capital stock, securities or other equity interests, (b) the number of shares of capital stock, securities or other equity interests authorized, issued and outstanding, (c) the class, series or type of capital stock, securities or other equity interests authorized, issued and/or outstanding, and (d) the jurisdiction of incorporation and/or formation and the type and/or form of entity (e.g., partnership, corporation, limited liability company, etc.). Each of the Subsidiaries set forth on Schedule 2.4 is duly organized, validly existing, and in good
         ------------
standing (to the extent applicable) under the laws of its jurisdiction of incorporation or formation. Each of the Subsidiaries has all requisite corporate or other power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted. The minute books of each of the Subsidiaries have been made available to AC for inspection and accurately record therein all actions taken by the Board of Directors (or other similar governing committee or body) and stockholders (or other equity holders) of such Subsidiary. For purposes of this Agreement, the term "Subsidiary" means, with respect to a party, any corporation
                     ----------
or other organization, whether incorporated or unincorporated, of which (i) such party or any other Subsidiary of such party is a general partner or a managing member, (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such party or by any one or more of its Subsidiaries, or by such party and one or more of its Subsidiaries. For purposes of Section 2 of this Agreement, all references to the Company shall be deemed to include the Subsidiaries set forth on
Schedule 2.4.
------------

          2.5  Capitalization.
               --------------

          (a) Immediately after the Closing, giving effect to the sale and purchase of the Purchased Securities provided for in this Agreement, the authorized and the outstanding capital stock of the Company will be as set forth in Schedule 2.5(a), and all such outstanding shares of capital stock will be
   ---------------
owned (of record and beneficially) by the Persons and in the amounts there indicated. All such outstanding shares of capital stock will be duly authorized, validly issued, fully paid, and non-assessable, and, to the Company's knowledge, free and clear of any liens, security interests, options or other charges or encumbrances. Except as set forth on Schedule 2.5(a), no
                                                       ---------------
adjustment has previously been made (or should have been made) nor will any adjustment be required to be made as a result of the Company's issuance of the Purchased Securities (and the issuance of Common Stock upon the exercise of the Warrants) to the rate at which shares of the Series A Convertible Participating Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), the
                                                ------------------------
Series B Convertible Participating Preferred Stock, $.01 par value per share (the "Series B Preferred Stock"), and the Series C Convertible Preferred Stock,
      ------------------------
$.01 par value per share (the "Series C Preferred Stock"), and any other capital
                               ------------------------
stock or other security of the Company are convertible into or exercisable for shares of Common Stock or Preferred Stock (as defined in the next sentence) (by reason of any "anti-dilution" provisions or agreements or otherwise). The term "Preferred
 ---------

Stock" shall refer, collectively, to the Series A Preferred Stock, the Series B
-----
Preferred Stock and the Series C Preferred Stock.

          (b) Except as set forth in Schedule 2.5(b), the Company does not have, is not bound by, and has no obligation to grant or enter into, any (i) outstanding subscriptions, options, warrants, calls, commitments, or agreements of any character calling for it to issue, deliver, or sell, or cause to be issued, delivered, or sold, any shares of its capital stock, any membership interests or any other equity security, or any securities described in the following clause, or (ii) securities convertible into, exchangeable for, or representing the right to subscribe for, purchase, or otherwise acquire any shares of its capital stock, any membership interests or any other equity security. Except as set forth in Schedule 2.5(b), no adjustment has previously
                                  ---------------
been made (or should have been made) nor will any adjustment be required to be made as a result of the Company's issuance of the Purchased Securities (or the issuance of Common Stock upon the exercise of the Warrants) to the number of shares of capital stock or security of the Company into which any subscriptions, options, warrants, calls, commitments or agreements are convertible (by reason of any "anti-dilution" provisions or agreements or otherwise).


          (c) Except as set forth in Schedule 2.5(c), the Company (i) has no
                                     ---------------
outstanding obligations, contractual or otherwise, to repurchase, redeem, or otherwise acquire any shares of capital stock or other equity securities of the Company, (ii) is not a party to or bound by, and has no knowledge of, any agreement or instrument relating to the voting of any of its securities, and
(iii) is not a party to or bound by any agreement or instrument under which any person has the right to require it to effect, or to include any securities held by such person in, any registration under the Securities Act of 1933, as amended (the "Securities Act"). There are no other agreements, contracts, instruments
      --------------
or documents to which the Company is a party or of which the Company is aware, except as set forth in Schedule 2.5(c), which govern or affect in any way the
                       ---------------
rights of the holders of securities, including any class of capital stock, of the Company.


          (d) The Company has reserved, solely for the purpose of issuance upon exercise of the Warrants, a number of shares of Common Stock sufficient to cover the exercise of all such Warrants.


          2.6  Lawful Issuance.  All of the outstanding shares of capital stock
               ---------------
and other securities of the Company were offered, issued, and sold, and the Purchased Securities have been offered and at the Closing will be issued and sold, in compliance with (i) all applicable preemptive, participation, rights of first refusal or similar rights of all persons, and (ii) assuming the truthfulness and accuracy of the representations made by AC in Section 3 hereof, all applicable provisions of the Securities Act, and the rules and regulations thereunder, and all applicable state securities laws and the rules and regulations thereunder. No person has any valid right to rescind any purchase of any shares of capital stock or other securities of the Company.

          2.7  Valid Issuance of Purchased Securities.  The Purchased Securities
               --------------------------------------
shall, upon issuance pursuant to the terms hereof, be duly authorized and validly issued, fully paid and non-assessable and free and clear of any lien, security interest, option or other charge or encumbrance. In addition, the shares of Common Stock issuable upon the exercise of the Warrants shall, upon issuance pursuant to the terms thereof, be duly authorized and validly issued, fully paid and non-assessable and free and clear of any lien, security interest, option or other charge or encumbrance. The issuance of the Purchased Securities and the Common Stock upon the exercise of the Warrants are not and will not be subject to any pre-emptive rights, first refusal rights, right to purchase or similar rights with respect to such Purchased Securities and the Common Stock issuable upon the exercise of the Warrants.

          2.8  Financial Statements.  The Company has delivered to AC a draft
               ---------------------
(the "Draft Audited Financial Statements") of the audited consolidated balance sheet of the Company as of December 31, 1996, 1997 and 1998, and September 30, 1999 (the "Most Recent Balance Sheet"), and the related consolidated statements
           -------------------------
of income, changes in stockholders' equity, and cash flows for the years ended December 31, 1996, 1997 and 1998 and for the nine month period ended September 30, 1999, a copy of which is attached hereto as Exhibit D. Each of such
                                                ---------
financial statements was prepared in accordance with generally accepted accounting principles (GAAP) applied on a basis consistent with prior periods. Each of such balance sheets is true and correct and accurately presents the financial condition of the Company as of its date; and each of such statements of income, changes in stockholders' equity, and cash flows accurately presents the results of operations, changes in stockholders' equity, or cash flows, as the case may be, of the Company for the period covered thereby. The Final Audited Financial Statements (as defined in Section 5.10) shall be the same in all material respects to the Draft Audited Financial Statements.

          2.9  Absence of Certain Changes.  Since the date of the Most Recent
               --------------------------
Balance Sheet, there has not been:

          (a) any (i) acquisition (by purchase, lease as lessee, license as licensee, or otherwise) or disposition (by sale, lease as lessor, license as licensor, or otherwise) by the Company of any material properties or assets, or
(ii) other transaction by, or any agreement or commitment on the part of, the Company, other than those in the ordinary course of business, that have not caused and will not cause, either in any case or in the aggregate, a Material Adverse Effect;

          (b) except as set forth in Schedule 2.9(b), any material change in the
                                     ---------------
condition (financial or otherwise), properties, assets, liabilities, investments, revenues, expenses, income, operations, business, or current prospects of the Company, or in any of its relationships with any clients, suppliers, customers, or other third parties with whom it has financial, commercial, or other business relationships, other than changes in the ordinary course of business that have not caused and cannot reasonably be expected to cause, either in any case or in the aggregate, a Material Adverse Effect;

          (c) any transaction or change in compensation by the Company with any of its stockholders, directors or officers other than the payment of compensation and reimbursement of reasonable employee travel and other business expenses in accordance with existing employment arrangements and usual past practices;

          (d) any damage, destruction, or loss, whether or not covered by insurance, that, either in any case or in the aggregate, has caused, or could reasonably be expected to cause, a Material Adverse Effect;

          (e) any declaration, setting aside, or payment of any dividend or any other distribution (in cash, stock, and/or property or otherwise) in respect of any shares of the capital stock, equity interests or other securities of the Company;

          (f) except as set forth in Schedule 2.9(f), any issuance of any shares
                                     -------- ------
of the capital stock, equity interests or other securities of the Company, or any direct or indirect redemption, purchase, or other acquisition by the Company of any shares of capital stock, equity interests or other securities;

          (g) except as set forth in Schedule 2.9(g), any change in the
                                     -------- ------
officers, directors or strategic partners of the Company;

          (h) any labor or employee trouble or claim of unfair labor or employment practices involving the Company, any increase in any single case in excess of $50,000 in the compensation or other benefits payable or to become payable by the Company to any of its officers, employees, or independent contractors, or any bonus payments or arrangements made to or with any of such officers, employees, or independent contractors;

          (i) any forgiveness or cancellation of any debt or claim by the Company or any waiver by the Company of any right of material value, other than compromises of accounts receivable in the ordinary course of business of less than $50,000;

          (j) any incurrence or any payment, discharge, or satisfaction by the Company of any material indebtedness or any material obligations or material liabilities, whether absolute, accrued, contingent, or otherwise (including without limitation liabilities, as guarantor or otherwise, with respect to obligations of others);

          (k) any incurrence, discharge, or satisfaction of any material lien, charge or other encumbrance (i) by the Company, or (ii) on any of the capital stock, other securities or equity interests, properties, or assets owned, held or leased by the Company;

          (l) any change in the financial or tax accounting principles, practices, or methods of the Company; or

          (m) any agreement, understanding, or commitment by or on behalf of the Company, whether in writing or otherwise, to do or permit any of the things referred to in this Section 2.9.

          2.10  Properties, Leases, Etc.
                -----------------------

          (a) Title to Properties; Condition of Personal Properties.  The
              -----------------------------------------------------
Company has (i) good and marketable title to all of the assets and properties owned by it, including without limitation all assets and properties reflected in the Most Recent Balance Sheet, free and clear of all Liens, (ii) valid title to the lessee interest in all assets and properties leased by them as lessee, free and clear of all liens, charges and other encumbrances, and (iii) full right to hold and use all of the assets and properties used in or necessary to their respective businesses and operations, in each case all free and clear of all liens, charges and other encumbrances, and in each case subject to applicable laws and the terms of any lease under which the Company leases such assets or properties as lessee. All such assets and properties are in good condition and repair, reasonable wear and tear excepted, and are adequate and sufficient to carry on the businesses of the Company as presently conducted and as currently proposed to be conducted.

          (b) No Owned Real Properties.  The Company does not own any real
              ------------------------
property or any interest (other than a leasehold interest) in any real property.

          (c) Leased Properties.  Schedule 2.10(c) sets forth a complete and
              -----------------   -------- -------
correct description of all leases of real or personal property under which the Company is lessor or lessee. Complete and correct copies of all such leases and all amendments, supplements, and modifications thereto, other than any personal property lease with an annual rent of less than $20,000 and total remaining rental payments of less than $10,000, have been delivered to AC. Each such lease is valid and subsisting and no event or condition exists that constitutes, or after notice or lapse of time or both would constitute, a default thereunder by the Company or, to the Company's knowledge, any other party thereto. The Company's leasehold interests are subject to no liens, charges or other encumbrances, and the Company is in quiet possession of the properties covered by such leases.

          2.11  Indebtedness.  Except  to the extent reflected or reserved in
                -------------
the Most Recent Balance Sheet, incurred in the ordinary course of business since the date of the Most Recent Balance Sheet, or as set forth on Schedule 2.11, the
                                                              -------------
Company has no Indebtedness outstanding. The Company is not in default with respect to any outstanding Indebtedness or any instrument or agreement relating thereto, and no such Indebtedness or any instrument or agreement relating thereto purports to limit the issuance of any securities by the Company or the operation of the business of the Company. Complete and correct copies of all instruments and agreements (including all amendments, supplements, waivers, and consents) relating to any Indebtedness of the Company have been furnished to AC. As used in this Agreement, the term "Indebtedness" means
                                                           ------------
(a) all indebtedness for borrowed money, whether current or long-term, or secured or unsecured, (b) all indebtedness for the deferred purchase price of property or services represented by a note or security agreement, (c) all indebtedness created or arising under any conditional sale or other title retention agreement (even though the rights and remedies of the seller or lender under such agreement in the event of default may be limited to repossession or sale of such property), (d) all indebtedness secured by a purchase money mortgage or other lien to secure all or part of the purchase price of property subject to such mortgage or lien, (e) all obligations under leases that have been or must be, in accordance with generally accepted accounting principles
(GAAP), recorded as capital leases in respect of which it is liable as lessee,
(f) any liability in respect of banker's acceptances or letters of credit, and
(g) all indebtedness of any person that is directly or indirectly guaranteed by the Company or that it has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

          2.12  Absence of Undisclosed Liabilities.  Except to the extent
                -----------------------------------
reflected or reserved in the Most Recent Balance Sheet, or incurred after the date of such balance sheet in the ordinary course of business, or incurred in connection with the transactions contemplated by this Agreement, the Company has no material liabilities or obligations of any nature, whether accrued, absolute, contingent, or otherwise (including without limitation liabilities as guarantor or otherwise with respect to obligations of others) and whether due or to become due.

          2.13  Tax Matters.
                -----------

          (a) Filing of Tax Returns and Payment of Taxes.  Except as set forth
              ------------------------------------------
on Schedule 2.13(a), the Company has timely filed all Tax Returns required to be
   -------- -------
filed by the Company, each such Tax Return has been prepared in compliance with all applicable laws and regulations, and all such Tax Returns are true and accurate in all respects. All Taxes due and payable by the Company have been paid, and the Company will not be liable for any additional Taxes in respect of any taxable period ending on or before the Closing Date in an amount that exceeds the corresponding reserve therefor, if any, reflected in the accounting records of the Company as of the Closing Date. No claim has ever been made by a taxing authority in a jurisdiction where the Company does not pay Tax or file Tax Returns that the Company is or may be subject to Taxes assessed by such jurisdiction. There are no liens for Taxes (other than current Taxes not yet due and payable) on the assets of the Company.

          (b) Audit History, Extensions, Etc.  There is no action, suit, taxing
              -------------------------------
authority proceeding, or audit with respect to any Tax now in progress, pending, or to the best of the Company's knowledge, threatened, against or with respect to the Company. No deficiency or proposed adjustment in respect of Taxes that has not been settled or otherwise resolved has been asserted or assessed by any taxing authority against the Company. The Company has not consented to extend the time in which any Tax may be assessed or collected by any taxing authority. The Company has not requested or been granted an extension of the time for filing any Tax Return to a date on or after the Closing Date.

          (c) Membership in Affiliated Groups, Etc.  The Company has never been
              ------------------------------------
a member of any Affiliated Group, nor has ever filed or been included in a combined, consolidated, or unitary Tax Return. The Company is not a party to or bound by any tax sharing or allocation agreement nor has any current or potential contractual obligation to indemnify any other person with respect to Taxes. As used in herein, the term "Affiliated Group" has the meaning given to it in Section 1504 of the Code, and in addition includes any analogous combined, consolidated or unitary group, as defined under any applicable state, local or foreign income Tax law.

          (d) Withholding Taxes.  The Company has withheld and paid all Taxes
              -----------------
required to have been withheld and paid by it in connection with amounts paid or owing to any employee, creditor, independent contractor, or other Person.

          (e) Certain Defined Terms.  As used herein, the term "Tax" or "Taxes"
              ---------------------                             ---      -----
means any federal, state, local, or foreign income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, severance, stamp, occupation, premium, windfall profit, customs, duties, real property, personal property, capital stock, intangibles, social security, unemployment, disability, payroll, license, employee, or other tax or levy, of any kind whatsoever, including any interest, penalties, or additions to tax in respect of the foregoing. In addition, the term "Tax Return" means any return, declaration, report, claim for refund,
      ----------
information return, or other document (including any related or supporting estimates, elections, schedules, statements, or information) filed or required to be filed in connection with the determination, assessment, or collection of any Tax or the administration of any laws, regulations, or administrative requirements relating to any Tax.

          2.14  Litigation, Etc.  Except as set forth on Schedule 2.14, no
                ---------------                          -------------
litigation, arbitration, action, suit, claim, demand, proceeding or investigation (whether conducted by or before any judicial or regulatory body, arbitrator, commission) is pending or, to the Company's knowledge, threatened, against the Company, its property or assets, nor is there any basis therefor known to the Company.

          2.15  Safety, Zoning, and Environmental Matters.
                -----------------------------------------

          (a) The Company is not nor has ever been in violation in any material respect of any applicable statute, law, or regulation relating to occupational health or safety, and no charge, complaint, action, suit, proceeding, hearing, investigation, claim, demand, or notice has been filed or commenced against or received by it alleging any failure by it to comply with any such statute, law, or regulation, nor is there any basis therefor known to the Company.

          (b) To the best of the Company's knowledge, none of the real properties presently leased, or operated by the Company, nor any leasehold improvements thereto, nor any business conducted by the Company thereon, are in violation in any material respect of any applicable land use or zoning requirements, including without limitation any building line or use or occupancy restriction, any public utility or other easement, any limitation, condition, or covenant of record, or any zoning or building law, code, or ordinance.

          (c) The Company is not presently, and has never been, in violation of any judgment, decree, order, statute, law, permit, license, rule, or regulation pertaining to environmental matters, including without limitation those arising under any Environmental Laws, nor has any of them received any written notice alleging any such violation. As used herein, the term "Environmental Laws"
                                                        ------------------
means, collectively, the Resource Conservation and Recovery Act, CERCLA, the Superfund Amendments and Reauthorization Act of 1986, the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, and any and all state or local statutes, regulations, ordinances, orders, and decrees relating to health, safety, or the environment, each, as the case may be, as amended. The term "CERCLA" means the Comprehensive Environmental Response,
                    ------
Compensation and Liability Act of 1980, as amended.

          (d) None of the Company and its Subsidiaries has received any notice or request for information from any third party, including without limitation any federal, state, or local governmental authority, (i) that any of them has been identified by the EPA or any state environmental regulatory authority as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B, or under any equivalent state law; (ii) that any Hazardous Substances that any of them has generated, transported, or disposed of have been found at any site at which a federal, state, or local agency or other third party has conducted or has ordered it to conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that any of them is or will or may be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding arising out of any third party's incurrence of Damages in connection with the release (within the meaning of CERCLA) of any Hazardous Substances or any other environmental matters. No circumstances exist that could reasonably be expected to give rise to any such notice or request for information or to any Damages. As used herein, the term "Hazardous Substances"
                                                          --------------------
means, collectively, any hazardous waste, as defined by 42 U.S.C. (S) 6903(5), any hazardous substances as defined by 42 U.S.C. (S) 9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S) 9601(33), or any toxic substance, methane gas, oil, or hazardous materials or other chemicals or substances regulated by any Environmental Laws. In addition, as used herein, the term "Damages" means all damages, losses, claims, demands, actions, causes of action,
 -------
suits, litigations, arbitrations, liabilities, costs, and expenses, including without limitation court costs and the fees and expenses of counsel and experts.

          2.16  Labor Relations.  The Company is in compliance in all material
                ---------------
respects with all applicable federal and state laws respecting employment and employment practices, terms and conditions of employment, wages and hours, and nondiscrimination in employment, and is not engaged in any unfair labor practice. There is no charge pending or, to the best of the Company's knowledge, threatened, against or with respect to the Company before any court or agency and alleging unlawful discrimination in employment practices, and there is no charge of or proceeding with regard to any unfair labor practice against the Company pending before the National Labor Relations Board. There is no labor strike, dispute, slow-down, or work stoppage pending or, to the Company's knowledge, threatened against or involving the Company. None of the employees of the Company is covered by any collective bargaining agreement, and no such collective bargaining agreement is currently being negotiated. No one has petitioned and, to the Company's knowledge, no one is now petitioning, for union representation of any employees of the Company. The Company has not experienced any work stoppage or other material labor difficulty.

          2.17  Material Contracts.  Except for the contracts, agreements and
                ------------------
other arrangements listed in Schedule 2.17 and contracts, agreements, or other
                             -------- ----
arrangements that have been fully performed and with respect to which the Company has no further obligations or liabilities, the Company is not a party to or otherwise bound by (i) any agreement, instrument, or commitment that may affect its ability to consummate the transactions contemplated hereby, or (ii) any other material agreement, instrument, or commitment; including without limitation any:



          (a) agreement for the purchase, sale, lease, or license by or from it of services, products, or assets, requiring total payments by or to it in excess of $50,000 in any instance, or entered into other than in the ordinary course of business;



          (b) agreement requiring it to purchase all or substantially all of its requirements for a particular product or service from a particular supplier or suppliers, or requiring it to supply all of a particular customer's or customers' requirements for a certain service or product;



          (c) agreement or other commitment pursuant to which it has agreed to indemnify or hold harmless any other person;



          (d) (i) employment agreement, (ii) consulting agreement, or (iii) agreement providing for severance payments or other additional rights or benefits (whether or not optional) in the event of the sale or other change in control of it;



          (e) agreement with any current or former affiliate, stockholder, officer, director, or strategic partner of the Company, or with any person in which any such affiliate is known by the Company to have an interest;



          (f) joint venture, partnership or teaming agreement;

          (g) agreement with any domestic or foreign government or agency or executive office thereof or any subcontract between it and any third party relating to a contract between such third party and any domestic or foreign government or agency or executive office thereof;

          (h) agreement imposing non-competition or exclusive dealing obligations on it;

          (i) agreement with respect to the confidentiality of the Company's Proprietary Information (as described in Section 2.20 hereof), and the
                                         ------------
assignment to the Company of any and all rights employees of the Company might have to acquire with respect to technology, inventions, developments, etc., developed in connection with this employment with the Company; and

          (j) agreement the performance of which is reasonably likely to result in a loss to it.

          The Company has delivered or caused to be delivered to AC correct and complete copies of each agreement, instrument, and commitment listed in Schedule
                                                                        --------
2.17, each as amended to date.  Each such agreement, instrument, and commitment
----
is a valid, binding and enforceable obligation of the Company and, to the Company's knowledge, of the other party or parties thereto, and is in full force and effect. The Company is not nor, to the Company's knowledge, is any other party thereto, (nor to the Company's knowledge is the Company considered by any other party thereto to be) in breach of or noncompliance with any term of any such agreement, instrument, or commitment (nor is there any basis for any of the foregoing), except for any breach or non-compliance that singly or in the aggregate would not have a Material Adverse Effect. No claim, change order, request for equitable adjustment, or request for contract price or schedule adjustment, between the Company and any client, supplier or customer, relating to any agreement, instrument, or commitment listed in Schedule 2.17 is pending
                                                      -------------
or, to the Company's knowledge, threatened, nor to the Company's knowledge is there any basis for any of the foregoing. No agreement, instrument, or commitment listed in Schedule 2.17 includes or incorporates any provision, the
                     -------------
effect of which may be to enlarge or accelerate any of the obligations of the Company or to give additional rights to any other party thereto, or will terminate, lapse, or in any other material way be affected, by reason of the transactions contemplated by this Agreement.



          2.18  Employee Benefit Plans.
                ----------------------

          (a) Identification of Plans.  Except for the arrangements set forth in
              -----------------------
Schedule 2.18, the Company does not now maintain or contribute to any pension,
-------- ----
profit-sharing, deferred compensation, bonus, stock option, share appreciation right, severance, group or individual health, medical, life insurance, survivor benefit, or similar plan, policy or arrangement, whether formal or informal, for the benefit of any director, officer, consultant, or employee of any of them, whether active or terminated; nor has it ever maintained or contributed to any such plan, policy, or arrangement that was subject to ERISA. Each of the arrangements set forth in Schedule 2.18 is herein
                                                        -------------
referred to as an "Employee Benefit Plan." As used herein, the term "ERISA"
                   ---------------------                             -----
means the Employee Retirement Income Security Act of 1974, as amended.

          (b) Compliance with Terms and Law.  Each Employee Benefit Plan is and
              -----------------------------
has been maintained and operated in compliance in all material respects with the terms of such plan and with the requirements prescribed (whether as a matter of substantive law or as necessary to secure favorable tax treatment) by any and all statutes, governmental, or court orders, or governmental rules or regulations in effect from time to time, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"), and applicable to
                                                    ----
such plan. Each Employee Benefit Plan that is intended to qualify under Section 401(a) of the Code is so qualified.

               (c) Absence of Certain Events and Arrangements.
                   ------------------------------------------

          (1) There is no pending or, to the Company's knowledge, threatened, legal action, proceeding, or investigation, other than routine claims for benefits, concerning any Employee Benefit Plan, or any fiduciary or service provider thereof and there is no basis for any such legal action or proceeding.

          (2) No Employee Benefit Plan, nor any party in interest in respect thereof has engaged in a prohibited transaction that could subject the Company, directly or indirectly, to liability under Section 409 or 502(i) of ERISA or
Section 4975 of the Code.

          (3) No communication, report, or disclosure has been made that, at the time made, did not accurately reflect the terms and operations of any Employee Benefit Plan.

          (4) No Employee Benefit Plan provides welfare benefits subsequent to termination of employment to employees or their beneficiaries (except to the extent required by applicable state insurance laws and Title I, Part 6 of ERISA).

          (5) The Company has not undertaken to maintain any Employee Benefit Plan for any specific period of time and each such plan is terminable at the sole discretion of the Company, subject only to such constraints as may imposed by applicable law.

          (6) No Employee Benefit Plan is maintained pursuant to a collective bargaining agreement or is or has been subject to the minimum funding requirements of Section 302 of ERISA or Section 412 of the Code.

          (d) Funding of Certain Plans.  With respect to each Employee Benefit
              ------------------------
Plan for which a separate fund of assets is or is required to be maintained, full payment has been made of all amounts that, under the terms of each such plan, it is required to have paid as contributions to that plan as of the end of such plan's most recently ended year.

          2.19  Potential Conflicts of Interest.  Except as set forth on
                -------------------------------
Schedule 2.19, neither the Company nor any of its officers, directors, partners,
-------------
members or employees, (i) owns, directly or indirectly, any interest (excepting passive holdings for investment purposes of not more than 1% of the securities of any publicly held and traded company) in, or is an officer, director, employee, or consultant of, any person that is a competitor, lessor, lessee, customer, or supplier of the Company; (ii) owns, directly or indirectly, any interest in any tangible or intangible property used in or necessary to the business of the Company; (iii) has any cause of action or other claim whatsoever against the Company, or owes any amount to the Company, except for claims in the ordinary course of business, such as for accrued vacation pay, accrued benefits under employee benefit plans, and similar matters and agreements.

          2.20  Proprietary Information.
                -----------------------

          (a) Schedule 2.20 lists all patents, patent applications, trademarks,
              -------------
trade names, service marks, logos, copyrights, and licenses used in or necessary to the Company's business as now being conducted or as proposed to be conducted (other than commercially available off-the-shelf software, so long as such software is not packaged with, imbedded in, or sold in connection with any of the Company's products) (collectively, and together with any technology, know-how, trade secrets, processes, formulas, and techniques used in or necessary to the Company's business, "Proprietary Information"). The Company owns, or is
                         -----------------------
licensed or otherwise has the full and unrestricted exclusive right to use, without the payment of royalties or other further consideration, all Proprietary Information, and no other intellectual property rights, privileges, licenses, contracts, or other agreements, instruments, or evidences of interests (other than commercially available off-the-shelf software) are necessary to or used in the conduct of its business.

          (b) In any instance where the Company's rights to Proprietary Information arise under a license or similar agreement (other than for software programs that have not been customized for its use), this is indicated in
Schedule 2.20 and such rights are licensed exclusively to it except as indicated
-------------
in Schedule 2.20.  No other person has an interest in or right or license to use
   -------------
any of the Proprietary Information. To the best of the Company's knowledge, none of the Proprietary Information is being infringed by others, or is subject to any outstanding order, decree, judgment, or stipulation. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) relating to the Proprietary Information is pending or, to the Company's knowledge, threatened, nor, to the best of the Company's knowledge, is there any basis for any such litigation or proceeding. The Company maintains adequate and sufficient security measures for the preservation of the secrecy and proprietary nature of the Proprietary Information.

          (c) (i) Neither the Company nor, to the Company's knowledge, any of its employees has infringed or made unlawful use of, or is infringing or making unlawful use of, any proprietary or confidential information of any Person, including without limitation any former employer of any past or present employee or consultant of the Company; and (ii) to the Company's knowledge, the activities of the Company's employees in connection with their employment do not violate any agreements or arrangements that any such employees or consultants have with any former employer or any other Person. No litigation (or other proceedings in or before any court or other governmental, adjudicatory, arbitral, or administrative body) charging the Company with infringement or unlawful use of any patent, trademark, copyright, or other proprietary right is pending or, to the Company's knowledge, threatened, nor is there any basis for any such litigation or proceeding.

          (d) No officer, director, employee, partner, member or consultant of the Company, to the Company's knowledge, is presently obligated under or bound by any agreement or instrument, or any judgment, decree, or order of any court of administrative agency, that (i) conflicts or may conflict with his or her agreements and obligations to use his or her reasonable best efforts to promote the interests of the Company, (ii) conflicts or may conflict with the business or operations of the Company as presently conducted or as proposed to be conducted, or (iii) restricts or may restrict the use or disclosure of any information that may be useful to the Company.

          2.21  Insurance.  Schedule 2.21 lists the policies of theft, fire,
                ---------   -------- ----
liability, worker's compensation, life, property and casualty, directors' and officers', and other insurance owned or held by the Company and the basis on which such policies provide coverage. Such policies of insurance are maintained with financially sound and reputable insurance companies, funds, or underwriters, are of the kinds and cover such risks, and are in such amounts and with such deductibles and exclusions, as are consistent with prudent business practice. All such policies are, and at all times since the respective dates set forth in Schedule 2.21, have been, in full force and effect, are sufficient
             -------------
for compliance in all respects by the Company with all requirements of law and of all agreements to which it is a party, and provide that they will remain in full force and effect through the respective dates set forth in Schedule 2.21,
                                                                -------------
and will not terminate or lapse or otherwise be affected in any way by reason of the transactions contemplated hereby.

          2.22  Governmental and Other Third-Party Consents.  Except as set
                -------------------------------------------
forth on Schedule 2.22, no consent, approval, or authorization of, or
         -------- ----
registration, designation, declaration, or filing with, any governmental authority, federal or other, or any other person is required on the part of the Company in connection with its execution, delivery, or performance of this Agreement and its consummation of the transactions contemplated hereby, other than pursuant to any applicable federal or state securities laws, or the continued conduct of the present business of the Company after the Closing Date.

          2.23  Brokers.  No finder, broker, agent, or other intermediary has
                -------
acted
for or on behalf of the Company in connection with the negotiation or consummation of the transactions contemplated hereby, and no fee will be payable by the Company to any such person in connection with such transactions.


          2.24  Compliance with Other Instruments, Laws, Etc.  The Company has
                --------------------------------------------
complied with, and is in compliance with, (i) all laws, statutes, governmental regulations, judicial or administrative tribunal orders, judgments, writs, injunctions, decrees, and similar commands applicable to it and its business, and all unwaived terms and provisions of all agreements, instruments, and commitments to which it is a party or to which it or any of its assets or properties is subject, except for any non-compliances that, either individually and in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and (ii) its charter documents and by-laws, each as amended to date. The Company has not committed, been charged with, or, to the Company's knowledge, been under investigation with respect to, nor does there exist, any violation by the Company of any provision of any federal, state, or local law or administrative regulation, except for any violations that, both singly or in the aggregate, have not had and could not reasonably be expected to have a material adverse effect on the business, prospects, results of operations or financial condition of the Company. The Company has and maintains all licenses, permits, and other authorizations from all such governmental authorities that are legally required for the conduct of its business or in connection with the ownership or use of its properties, except for any licenses, permits, and other authorizations, the failure to obtain or maintain which in effect, both singly or in the aggregate, has not had and could not reasonably be expected to have a material adverse effect on the business, prospects, results of operations or financial condition, and all of which are in full force and effect in all material respects, and true and complete copies of all of which have been delivered to AC.

          2.25  Compliance with Securities Laws.  Assuming the accuracy of the
                -------------------------------
representations of AC contained in Section 3 hereof, the offer, issuance, and delivery of the Purchased Securities as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and are exempt from registration or qualification under applicable states' securities laws. Neither the Company nor anyone acting on its behalf will hereafter offer to sell, solicit offers to buy, or sell any securities of the Company so as to subject the offer, issuance, and sale of the Purchased Securities to the registration requirements of the Securities Act.

          2.26  Real Property Holding Corporation.  The Company hereby
                ---------------------------------
represents that it is not a "United States real property holding corporation" within the meaning of Section 897 of the Code, as amended, and Treasury Regulation (S)1.897-2.

          2.27  Foreign Corrupt Practices Act.  The Company has not taken any
                -----------------------------
action which would cause it to be in violation of the Foreign Corrupt Practices Act of 1977, as amended, or any rules or regulations thereunder. To the Company's knowledge, there is not now, and there has never been, any employment by the Company of, or beneficial ownership in the Company by, any governmental or political official in any country in the world.

          2.28 Year 2000.  Except as to functions where the failure to
               ---- ----
accomplish the following will not have a Material Adverse Effect, all computer software programs, source code, object code, data and documentation used by the Company will (a) accurately process date information before, during and after January 1, 2000, including, but not limited to, accepting date input, providing date output and performing calculations on dates or portions of dates; (b) function accurately and without interruption before, during and after January 1, 2000 without any change in operations associated with the advent of the new century; and (c) store and provide output of date information in ways that are unambiguous as to century.


          2.29  Disclosure.  No representation or warranty by the Company in
                ----------
this Agreement, in any schedule to this Agreement or in the draft of the Form S-1 dated November 16, 1999 (the "Form S-1") provided by the Company to AC,
                                  --------
contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary to make the statements contained herein not false or misleading, provided, however, that all financial information in such draft registration statement is superceded by the financial statements referred in Section 2.8. There is no fact or circumstance relating specifically to the business or condition of the Company that could reasonably be expected to result in a Material Adverse Effect that is not disclosed in a Schedule attached hereto or in the Form S-1.

          2A.  Covenant Pending Closing.  The Company shall use its best efforts
               ------------------------
to deliver to AC the Final Audited Financial Statements (as defined in Section
5.10 below) on or before December 8, 1999.

     3.  Representations and Warranties of AC. AC hereby represents and warrants
         ------------------------------------
that:

          3.1  Authorization.  AC has full power and authority to enter into
               -------------
this Agreement and such agreement constitutes its valid and legally binding obligation, enforceable against AC in accordance with its terms.

          3.2  Purchase Entirely for Own Account.  AC is acquiring the Purchased
               ----------------------------------
Securities for investment for AC's own account, not as a nominee or agent (provided that loans from affiliates for the purchase price of the Purchased Securities shall not constitute action as a nominee or agent), and not with a view to the resale or distribution of any part thereof. AC has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, AC further represents that AC does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Purchased Securities.

          3.3  Investment Experience.  AC is an investor in securities of
               ---------------------
companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock. AC also represents it has not been organized for the purpose of acquiring the Purchased Securities.

          3.4  Accredited Investor. AC is an "accredited investor" within the
               -------------------
meaning of Rule 501 of Regulation D, as promulgated by the Securities and Exchange Commission, as presently in effect.

          3.5  Restricted Securities.  AC understands that the Purchased
               ---------------------
Securities are "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.

          3.6  Legends.  It is understood that the certificates or other
               -------
instruments evidencing the Purchased Securities may bear one or all of the legends in substantially the form specified below:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION THEREFROM."


     4.   REPURCHASE OF SECURITIES.
          ---------- -- ----------


          4.1  Right to Put Securities.  At any time and from time to time, on
               ----- -- --- ----------
or after January 1, 2001 (the "Put Exercise Date"), in the event that the
                               -----------------
Company has not consummated an underwritten public offering of its capital stock registered pursuant to the Securities Act on or before the Put Exercise Date, AC may, by written notice to the Company (the "Put Notice"), elect to sell to the
                                            ----------
Company (and the Company hereby agrees to repurchase from such holders) (the "Put Right"), at the Repurchase Price specified in Section 4.4 hereof, all (but
 ---------
not less than all) of the Purchased Shares then held by AC (the "Put Shares").
                                                                 ----------

          4.2  Put Closing.  The closing (the "Put Closing") shall take place at
               --- -------
the offices of the Company at 10:00 a.m. (Boston time) on a date, to be specified in the Put Notice, which date shall be not less than fourteen (14) days after the date of the Put Notice (the "Put Closing Date"), or at such other
                                            ----------------
place or on such other date as the Company and AC shall agree. At the closing, the holders of the Put Shares will deliver to the Company, free and clear of all liens and encumbrances, a certificate or certificates evidencing the Put Shares then to be purchased by the Company (properly endorsed or accompanied by stock powers or similar appropriate documentation or authority to transfer) against payment of the Repurchase Price to such holders in the manner specified in Section 4.3 hereof. Except to the extent prohibited by applicable law, prior to the Put Closing Date, the Company will provide AC with all available information that may be material to the exercise of AC's rights under this Section 4, including any plans or proposals for any mergers, sales of assets, acquisitions and substantial sales of stock (either by its stockholders or through new issuances).


          4.3. Payment.  The Company shall pay the Repurchase Price at any
               -------
closing under Section 4.2 hereof out of funds legally available therefor in cash or immediately available funds in three installments as follows: (a) one-half at the Put Closing; (b) one-fourth on or before the later to occur of March 31, 2001 and the date which is three months after the Put Closing Date; and (c) one-fourth on or before the later to occur of June 30, 2001 and the date which is six months after the Put Closing Date. If the funds of the Company legally available for the purchase of the Put Shares are insufficient to pay the Repurchase Price when due in accordance with the foregoing sentence, those funds which are legally available will be used to purchase the maximum possible number of Put Shares ratably on the basis of the number of Put Shares that would be purchased on such date if the funds of the Company legally available therefor had been sufficient to purchase all Put Shares required to be purchased on such date. At any time thereafter when additional funds of the Company become legally available for the purchase of the remaining Put Shares, such funds will be used, as soon as practicable, to purchase the balance of the Put Shares that the Company was theretofore obligated to purchase, ratably on the basis and on the dates set forth in the first sentence. In the event that any portion of the Repurchase Price is not paid as a result of any insufficiency of legally available funds or otherwise, until such time as the unpaid portion of the Repurchase Price and any interest thereon is paid to the holders of the Put Shares in full, (a) the holders of the Put Shares shall retain all rights hereunder and in connection with the Put Shares (including all rights under this Agreement and the Registration Rights Agreement), and (b) AC shall, by delivery of a rescission notice to the Company, at any time or from time to time, be entitled to rescind the put of the Put Shares by giving written notice of such rescission (the "Rescission Notice") whereupon the Company shall immediately
                 -----------------
return to AC the uncancelled original stock certificate(s) representing the Put Shares, provided that AC shall immediately repay to the Company any portion of the Repurchase Price theretofor paid. Unless and until the Company receives such Rescission Notice, the unpaid portion of the Repurchase Price shall remain an obligation of the Company and shall become due and payable, in cash or immediately available funds, as soon as there are funds legally available therefor.

          4.4. Repurchase Price for Put Shares;  Additional Interest Rate.  The
               ----------------------------------------------------------
repurchase price (the "Repurchase Price") of the Put Shares shall be equal to
                       ---------- -----
$4,000,000 plus interest, which interest shall accrue commencing on January 1, 2001 through the date on which the entire Repurchase Price has been paid at a rate per annum equal to eight percent (8%) (compounded annually), notwithstanding any partial payments of the Repurchase Price. Such interest shall become due and payable on the date when the

Repurchase Price is due and payable (in accordance with Section 4.3) or, if not then paid, on such later date as the Repurchase Price (or any portion thereof) is paid. In the event that the Company shall fail to make any payments of the Repurchase Price when due (in accordance with Section 4.3), then an additional interest rate of seven percent (7%) per annum (compounded annually) for an aggregate interest rate of fifteen percent (15%) (or such lesser amount if required by applicable usury laws) will accrue on such amounts commencing on the date on which the Company failed to make such payment when due and through the date on which the entire amount has been paid.

          4.5 Termination; Acceleration.  In the event that the Company
              -----------  ------------
consummates an underwritten public offering of its capital stock registered pursuant to the Securities Act on or before January 1, 2001, then the Put Right set forth in this Section 4 shall automatically terminate. In addition, the Company shall give AC written notice at least fourteen (14) days prior to the consummation of any Liquidity Event, and in the event of such a Liquidity Event, AC shall by written notice to the Company given at any time prior to the consummation of such Liquidity Event, either (a) accelerate the put right under this Section 4, whereupon the obligations of the Company under this Section 4 shall be fulfilled either immediately prior to or simultaneously with the consummation of such Liquidity Event, or (b) waive the Put Right (or give a Rescission Notice in the event that AC has already exercised such Put Right, in which case AC shall immediately repay to the Company any portion of the Repurchase Price theretofore paid and the Company shall immediately return to AC the uncancelled original stock certificate(s) representing the Put Shares) under this Section 4. The term "Liquidity Event" shall mean (x) an underwritten
                           ---------------
initial public offering of the Company's capital stock which occurs after January 1, 2001, (y) the sale of all or substantially all of the property and assets of the Company in one transaction or a series of one or more related transactions, or (z) the acquisition of the Company by another person or entity by means of stock purchase (whether by transfer or outstanding shares or through new issuances), merger, consolidation or otherwise which would result in the exchange of shares of capital stock of the Company for cash, securities or other consideration paid by the acquiring person or entity, or any similar transaction.

     5.  Conditions of AC's Obligations at Closing.  The obligation of AC to
         -----------------------------------------
purchase the Purchased Securities from the Company is subject to the fulfillment on or before the Closing of each of the following conditions:

          5.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of the Company contained in Section 2 shall be true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the Closing Date.

          5.2  Performance.  The Company shall have performed and complied with
               -----------
all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

          5.3  Compliance Certificate.  The President of the Company shall
               ----------------------
deliver to AC at the Closing a certificate stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled.

          5.4  Qualifications.  All authorizations, approvals or permits, if
               --------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Purchased Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          5.5  Marketing Agreement.  The Company shall have entered into,
               -------------------
executed and delivered the Marketing Agreement.

          5.6  Stockholder Approval.  The Company shall have obtained all
               --------------------
requisite stockholder approval in order to consummate the transactions contemplated by this Agreement.

          5.7  Waivers.  The Company shall have obtained the consents of any
               -------
third parties required to consummate the transactions contemplated by this Agreement and waivers from all persons who have pre-emptive rights, first refusal rights, participation rights or other similar rights to purchase, with respect to the Purchased Securities.

          5.8  Legal Opinion of Hale and Dorr LLP.  AC shall have received an
               ----------------------------------
executed legal opinion of Hale and Dorr LLP, counsel to the Company, in substantially the form attached hereto as Exhibit B.
                                          ---------

          5.9  Registration Rights Agreement.  The Company shall have entered
               -----------------------------
into, executed and delivered the Amended and Restated Registration Rights Agreement, in substantially the form attached hereto as Exhibit C (the
                                                        ---------
"Registration Rights Agreement").
 -----------------------------

          5.10  Financial Statements.  The Company shall have delivered to AC,
                ---------------------
and signed by Pricewaterhouse Coopers LLP, the final audited consolidated balance sheet of the Company as of December 31, 1996, 1997 and 1998 and as of September 30, 1999 and the related consolidated statements of income, changes in stockholders' equity and cash flows for the years ended December 31, 1996, 1997 and 1998 and for the nine month period ended September 30, 1999 (the "Final
                                                                      -----
Audited Financial Statements"), which shall be the same in all material respects
----------------------------
to the financial statements attached hereto as Exhibit D and acceptable to AC in
                                               ---------
its sole discretion.

     6.  Conditions of the Company's Obligations at Closing.  The obligation of
         --------------------------------------------------
the Company to issue and sell the Purchased Securities to AC is subject to the fulfillment on or before the Closing of each of the following conditions:

          6.1  Representations and Warranties.  The representations and
               ------------------------------
warranties of AC contained in Section 3 shall be true on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the Closing Date.

          6.2  Qualifications.  All authorizations, approvals or permits, if
               ---------------
any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Purchased Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          6.3  Marketing Agreement.  Andersen shall have entered into, executed
               -------------------
and delivered the Marketing Agreement.

          6.4  Registration Rights Agreement.  AC shall have entered into,
               -----------------------------
executed and delivered the Registration Rights Agreement.

     7.  Purchaser Rights.
         ----------------

          7.1  Information Rights.  In the event that the Company does not
               ------------------
consummate an underwritten initial public offering of its common stock on or before February 14, 2000, and so long as ac holds not less than 25% of the Purchased Shares and the Company has not consummated an underwritten public offering of its capital stock registered pursuant to the Securities Act, then AC shall be entitled to the following:


          (a) Annual Statements.  As soon as available and in any event within
              -----------------
ninety (90) days after the close of each fiscal year, commencing with the fiscal year ending on December 31, 1999, the Company will deliver a consolidated balance sheet and statements of income, retained earnings, and cash flows, audited by a "big five" independent public accounting firm selected by the Company, showing the financial condition of the Company as of the close of such fiscal year and the results of its operations during such fiscal year. Each of the financial statements delivered hereunder will be certified by such accounting firm without material qualification to have been prepared in accordance with GAAP consistently applied (except for changes in the application of such principles that have been approved by the Company's Board of Directors).


          (b) Quarterly and Monthly Statements.
              --------------------------------

          (i) As soon as available, and in any event within forty-five (45) days after the end of each of the first three fiscal quarters of each fiscal year, commencing with the fiscal quarter ending March 31, 2000, the Company will deliver an unaudited consolidated balance sheet and statements of income, retained earnings, and cash flows of the Company and its Subsidiaries as of the end of and for such fiscal quarter, certified by the chief financial officer (or other officer acting in a similar capacity, including the Treasurer) of the Company to be true and correct and to have been prepared in accordance with GAAP consistently applied (except for changes in the application of such principles that have been approved by the Company's Board of Directors), subject to the absence of footnotes and to adjustments consisting of normal year-end accruals, the effect of which, both individually and in the aggregate, is not material.

          (ii) As soon as available and in any event within thirty (30) days after the end of each month, commencing with the month ending January 31, 2000, the Company will deliver unaudited consolidated balance sheets and statements of income and cash flows of the Company and its Subsidiaries as of the end of each such month, as well as summary information as to backlog and bookings as of such month-end, certified by the treasurer or chief financial officer (or other officer acting in a similar capacity) of the Company to be true and correct and to have been prepared in accordance with GAAP consistently applied (except for changes in the application of such principles that have been approved by the Company's Board of Directors), subject to the absence of footnotes and to adjustments consisting of normal year-end accruals, the effect of which, both individually and in the aggregate, is not material.

          7.2  Pre-Emptive Rights.  So long as AC shall hold not less than 25%
               ------------------
of the Purchased Shares, AC shall be entitled to the rights, and the Company shall be bound by the obligations, set forth in this Section 7.2.


          (a) Right to Purchase.  If at any time after the Closing the Company
              -----------------
authorizes the offer, issuance, or sale, or offers, issues or sells to any Person (the "Offeree") any shares of capital stock or other securities (whether
             -------
convertible or not) of the Company (whether as newly issued shares or other securities or from the Company's treasury) in an offering or issuance not registered under the Securities Act, the Company will first offer to sell, by written notice, to AC a portion (such holder's "Portion") of such capital stock
                                                -------
or other securities authorized to be offered, issued or sold, or proposed to be offered, issued or sold equal to the product obtained by multiplying (i) the number of such shares or securities authorized to be offered, issued or sold, or proposed to be offered, issued or sold, by (ii) the quotient obtained by dividing (A) the number of shares of Common Stock held by AC (for this purpose assuming the conversion into Common Stock of all other securities held by AC at such time, including without limitation the Warrants), by (B) the sum of (I) the aggregate number of shares of Common Stock issued and outstanding as of such date and (II) the aggregate number of shares of Preferred Stock issued and outstanding as of such date (on an as-converted basis).

          (b) Procedure.  AC will be entitled (but not obligated) to purchase
              ---------
all or part of such holder's Portion at the same price and on the same terms as such stock or securities are to be offered to the Offeree. AC may exercise such purchase rights within 20 days after receipt of written notice from the Company describing in reasonable detail the stock or securities to be offered to the Offeree, the purchase price thereof, the payment terms, and such holder's percentage allotment. If AC fails in whole or in part to exercise the purchase rights hereunder within such 20-day period (other than by reason of the Company's failure to comply with the provisions of this Section 7.2(b)), then the Company may sell so much, and only so much, of any Portion as to which AC, having been offered the right to purchase such Portion in accordance with all of the provisions of this Section 7.2, have exercised such purchase rights, to the Offeree at the same price and on the same terms as those offered to such holder, provided, that in the event that such shares or other securities are not sold to the Offeree within 60 days following the lapse of the 20-day exercise period provided to AC, such unsold shares or other securities will once again be subject to the purchase rights of AC hereunder. In the event that shares of Common Stock, other shares of capital stock or other securities are authorized to be issued and sold by the Company for services, property, or other non-cash consideration, AC will be allowed to participate in such issue and sale by substituting cash in the amount of the fair market value, per share, of such non-cash consideration.


          (c) Excluded Transactions.  The prohibitions and rights provided in
              ---------------------
this Section 7 will not apply to (i) shares of Common Stock issued by the Company pursuant to stock dividends, stock splits, recapitalizations, and similar transactions; (ii) shares of Common Stock issued upon the conversion of shares of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock outstanding as of the date of this Agreement; and (iii) options or other rights to purchase or receive Common Stock, and any shares of Common Stock issued upon the exercise thereof or upon such a purchase, in each case to officers, directors, consultants, agents and employees of the Company pursuant to the Company's 1998 Stock Option Plan (in effect as of the date hereof and as amended from time to time (except for amendments which increase the number of shares reserved under such 1998 Stock Option Plan)); (iv) shares of Common Stock or other shares of capital stock issuable upon the exercise of options and warrants specifically identified on Schedule 2.5(a) or 2.5(b)
                                                ---------------    ------
hereof; provided, that such issuance is otherwise permitted under the terms of
        --------
the Company's Certificate of Incorporation.

          (d) Termination.  The rights and obligations set forth in this Section
              -----------
7.2 shall automatically terminate upon the consummation by the Company of an underwritten initial public offering of its common stock pursuant to the Securities Act.

          7.3  Restriction on Transfer.  AC agrees that it shall not transfer to
               -----------------------
persons (other than its affiliates, who shall be bound by the provisions of this Section) the shares of Common Stock issuable upon the exercise of the Warrant and the warrants issuable pursuant to that certain Warrant Purchase Agreement, dated the date hereof, between the Company and AC during the 360 days following the consummation by the Company of an underwritten initial public offering of its common stock pursuant to the Securities Act without the consent of the Company.

     8.   Miscellaneous.
          -------------

          8.1  Survival of Obligations.  The terms and provisions of Sections 4
               -----------------------
and 7 hereof shall survive the execution and delivery of this Agreement and the Closing for so long as by their respective terms they shall be in force and effect.

          8.2  Successors and Assigns.  Except as otherwise provided herein, the
               ----------------------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Purchased Securities).

          8.3  Governing Law.  This Agreement shall be governed by and construed
               -------------
under the laws of the Commonwealth of Massachusetts.

          8.4  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8.5  Titles and Subtitles.  The titles and subtitles used in this
               --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          8.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement shall be given in writing and shall be deemed effective given upon personal delivery to the party to be notified, upon confirmation of facsimile transmission or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten days' advance written notice to the other parties.

          8.7  Finder's Fee.  Each party represents that it neither is nor will
               ------------
be obligated for any finders' fee or commission in connection with this transaction. AC agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which AC or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless AC from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

          8.8  Expenses.  Each party shall bear its own costs and expenses
               --------
incurred in connection with the negotiation, execution, delivery and performance of this Agreement, including the costs and expenses of legal counsel.

          8.9  Amendments and Waivers.  Any term of this Agreement may be
               ----------------------
amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties hereto. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

          8.10 Severability.  If one or more provisions of this Agreement are
               ------------
held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.11 Aggregation of Stock.  All shares of Common Stock and Preferred
               --------------------
Stock and any other securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

          8.12 Entire Agreement.  This Agreement, the exhibits and schedules
               ----------------
hereto and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants, except as specifically set forth herein or therein.

          8.13 Disclosure.  AC hereby acknowledges and agrees that the Company
               ----------
shall be entitled to disclose the existence and terms of this Agreement, only to the extent required by law, in any registration statement, prospectus, report or other document filed by the Company pursuant to any state or federal securities laws or other applicable laws. The Company agrees to provide to AC a reasonable opportunity to review and consent to such disclosure (which consent shall not be unreasonably withheld or delayed) in advance of such filing.

     IN WITNESS WHEREOF, the parties have executed this Common Stock and Warrant Purchase Agreement as of the date first above written.

                              PRIME RESPONSE, INC.


                              By: /s/ Peter J. Boni
                                 --------------------------------

                                  Name: Peter J. Boni
                                       --------------------------

                                  Title: Chief Executive Officer and
                                         President
                                        ----------------------------

                              Address:    150 Cambridge Park Drive
                                          Cambridge, MA 02140
                              Attention:  President and Chief Executive
                                          Officer


                              ANDERSEN CONSULTING LLP



                              By: /s/ J. Patrick O'Halloran

                                  Name: J. Patrick O'Halloran
                                       ---------------------------------
                                  Title: Partner
                                        --------------------------------
                              Address:    333 South Seventh Street
                                          Minneapolis, MN  55402

                              AC VENTURES B.V.



                              By: /s/ M.G. McGrath
                                 ---------------------------------
                                  Name: M.G. McGrath
                                       ---------------------------
                                  Title: Chief Financial Officer
                                        --------------------------

                              Address:  c/o Andersen Consulting LLP
                                        1661 Page Mill Road
                                        Palo Alto, CA  94304